UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04611

Exact name of registrant as specified in charter:	Aberdeen Asia-Pacific Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2017

Item 1. Reports to Stockholders.

Aberdeen Asia-Pacific Income Fund, Inc. (FAX)
Semi-Annual Report
April 30, 2017
A marketplace in the SoHo district in Hong Kong.
Aberdeen
Simply asset management.

Managed Distribution Policy (unaudited)

The Board of Directors of the Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying monthly distributions at an annual rate set once a year. The Fund’s current monthly distribution is set at a rate of $0.035 per share. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and estimated composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

Based on U.S. generally accepted accounting principles, the Fund estimates that distributions for the fiscal year commenced November 1, 2016, through the distributions declared on May 9, 2017 and June 9, 2017, consisted of 50% net investment income and 50% return of capital. The amounts and sources of distributions reported in this report are only estimates and are not being provided for tax reporting purposes.

In January 2018, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2017 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchase and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report, which covers the activities of Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”), for the six-month period ended April 30, 2017. The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.

NAV Total Return Performance

The Fund’s total return, based on net asset value (“NAV”), net of fees, was 0.2% for the six-month period ended April 30, 2017 and 8.1% per annum since inception, assuming the reinvestment of dividends and distributions. The Fund’s total return for the six-month period ended April 30, 2017 and per annum since inception is based on the reported NAV on each financial reporting period end.

Share Price Total Return Performance & Discount

For the six-month period ended April 30, 2017, based on market price, the Fund’s total return was 6.1%, assuming reinvestment of dividends and distributions. The Fund’s share price increased by 1.6% over the six-month period, from $4.92 on October 31, 2016 to $5.00 on April 30, 2017. The Fund’s share price on April 30, 2017 represented a discount of 8.4% to the NAV per share of $5.46 on that date, compared with a discount of 13.5% to the NAV per share of $5.69 on October 31, 2016.

Portfolio Allocation

As of April 30, 2017, the Fund held 31.9% of its total investments in Australian debt securities, 62.0% in Asian debt securities, 4.5% in European debt securities and 1.6% in U.S. debt securities.

Of the Fund’s total investments, 45.0% were held in U.S. Dollar-denominated bonds issued by foreign issuers. The rest of the Fund’s currency exposure was 27.7% in the Australian Dollar and 27.3% in various Asian currencies.

Credit Quality

As of April 30, 2017, 49.4% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated A or better by Standard & Poor’s1 or Moody’s Investors Services, Inc. (“Moodys”).2

Portfolio Management

The Fund is managed by Aberdeen’s Asia-Pacific fixed income team. The Asia-Pacific fixed income team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund.

Effective March 15, 2017, Lin-Jing Leong replaced Victor Rodriguez as part of the team having the most significant responsibility for the day-to-day management of the Fund’s portfolio. This team also includes Kenneth Akintewe, Nick Bishop, David Choi and Adam McCabe.

Ms. Leong is an investment manager on the Asian local rates and currency team. She joined Aberdeen Asset Management Asia Limited in 2013 from the Reserve Management Section of the Central Bank of Malaysia where she specialized in investing in the Asian local current bond market.

Managed Distribution Policy

Distributions to common shareholders for the twelve-month period ended April 30, 2017 totaled $0.42 per share. Based on the share price of $5.00 on April 30, 2017, the distribution rate over the twelve-month period ended April 30, 2017 was 8.4%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On May 9, 2017 and June 9, 2017, the Fund announced that it will pay on May 26, 2017 and June 27, 2017, respectively, a distribution of U.S. $0.035 per share to all shareholders of record as of May 19, 2017 and June 20, 2017, respectively.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation.

Fund’s Leverage

The table below summarizes certain key terms of the Fund’s current leverage:

	Amount ($ in millions)	Maturity
5-year Term Loan A	$100	June 12, 2018
4-year Term Loan B	$100	December 14, 2019
Revolving Credit Facility	$75	April 7, 2020
7-Year Series A Senior Secured Notes	$100	June 12, 2020
10-Year Series B Senior Secured Notes	$100	June 12, 2023
10-Year Series A Mandatory Redeemable Preferred shares	$50	June 27, 2023
15-Year Series C Senior Secured Notes	$50	February 8, 2032

The Series A Mandatory Redeemable Preferred Shares, with a liquidation value of $50 million, are rated AA by Fitch Ratings3 and the combined $250 million 7-, 10-year and 15-Year Series A, B and C Senior Secured Notes are rated AAA by Fitch Ratings.

We believe the Fund has been able to lock in an attractive rate cost of borrowing and extend the maturity of the leverage facility while diversifying its borrowing structure during what we believe to be a favorable current interest rate environment. A more detailed

[1]

Standard & Poor’s credit ratings are expressed as letter grades that range from ‘AAA’ to ‘D’ to communicate the agency’s opinion of relative level of credit risk. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment grade category is a rating from ‘AAA’ to ‘BBB-’.

[2]

Moody’s is an independent, unaffiliated research company that rates fixed income securities. Moody’s assigns ratings on the basis of risk and the borrower’s ability to make interest payments. Typically, securities are assigned a rating from ‘Aaa’ to ‘C’, with ‘Aaa’ being the highest quality and ‘C’ the lowest quality.

Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

description of the Fund’s leverage can be found in the Report of Investment Manager and the Notes to Financial Statements.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV and management believes such repurchases may enhance shareholder value. During the six-month period ended April 30, 2017 and fiscal year ended October 31, 2016, the Fund repurchased 1,135,695 and 3,042,619 shares, respectively.

Merger of Aberdeen Asset Management PLC with Standard Life plc

The Fund’s investment manager, investment adviser, investment sub-adviser and administrator are each a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). On March 6, 2017, the Boards of Standard Life plc and Aberdeen PLC announced that they had reached an agreement on the terms of a merger (“Merger”). The Boards of each of Standard Life plc and Aberdeen PLC believe that the Merger has a compelling strategic and financial rationale through combining complementary strengths to create a world-class investment group. The Merger is expected to occur in the third quarter of 2017, subject to various conditions and terms, including regulatory approvals. The portfolio management team for the Fund is not expected to change as a result of the Merger. In addition, the agreements that the Fund has with Aberdeen PLC’s subsidiary companies, the services provided by such companies, and the fees charged for those services are not expected to change as a result of the Merger.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenfax.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily data courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at www.aberdeen-asset.us/aam.nsf/usclosed/email.

Contact Us:

•	Visit: cef.aberdeen-asset.us;
•	Watch: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv;
•	Email: InvestorRelations@aberdeen-asset.com;
•	Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/Christian Pittard

Christian Pittard

President

[3]	Fitch Ratings (“Fitch”) is an international credit rating agency. Fitch ratings range from AAA (reliable and stable) to D (high risk).

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited)

Market Review

Asia-Pacific and emerging-market bond and currency markets ended with mixed performance over the six-month period ended April 30, 2017. Events in the U.S. held sway, notably Donald Trump’s win in the presidential election in November 2016. This halted the global bond market rally as investors considered the possibility that Trump would increase fiscal spending and lift the inflation outlook. Investors subsequently rotated back into bonds amid growing uncertainty over U.S. trade policies and their potential impact on global recovery. Towards the end of the reporting period, Asian government bonds rallied further as political tensions escalated following U.S. military strikes in Syria and several botched missile tests by North Korea. Meanwhile, the U.S. Federal Reserve (Fed) raised its benchmark interest rate in two 25-basis point increments in December 2016 and March 2017.

Australian government bond yields rose over the reporting period, with the short end of the curve outperforming the long end. The central bank kept interest rates on hold as inflation remained entrenched below its 2% target. With the frothy housing market presenting risks to the financial system, macroprudential1 measures were strengthened, including stricter rules for mortgages.

Regarding Asian local-currency government bonds, China was the main laggard for the reporting period as money-market rates on the mainland moved sharply higher after authorities tightened liquidity. Weakness in the yuan also prompted Beijing to impose more capital controls, which in turn sparked fears over increased regulatory scrutiny. Philippine bonds yields trended higher on expectations of rising inflation. Korean bonds also weakened as tensions with China escalated, even as Korean President Park Geun-hye was removed as president for alleged corruption. Thai bonds retreated in the wake of a prolonged period of mourning for the late king, while Hong Kong and Singapore bond yields tracked U.S. Treasury yields higher.

On a positive note, Indonesian and Indian bonds outperformed their Asia-Pacific region peers. Investor sentiment in Indonesia was buoyed by hopes that government reform momentum and infrastructure spending was gathering pace. Additionally, President Joko Widodo’s signature tax amnesty program netted 135 trillion rupiah (roughly US$10.1 billion) in revenues. In India, the government’s unexpected decision to replace large rupee denominations resulted in a flood of bank deposits that were channelled into government bonds. The ruling Bharatiya Janata Party’s victory in several state elections also reignited hopes that economic reforms would accelerate. This helped mask early disappointment over the central bank’s move from an easing bias to a neutral policy stance. In Malaysia, fund outflows accelerated, but the market pared losses after the central bank eased rules on the short-selling of government bonds in an effort to bolster trading volumes and attract more investors.

Regional credit markets ended with a virtually flat return in the aggregate over the reporting period on the back of weaker U.S. Treasuries and tighter spreads. Non-investment-grade debt outperformed investment-grade bonds as investors retained their focus on yield. Investor sentiment was buttressed by signs of an economic pick-up in China and robust corporate bond demand, which helped consumer and industrial-related credits outperform. Towards the end of the period, investor caution prevailed amid record issuance, stretched valuations and a rising number of lower-quality credits being brought to market.

Fund performance review

The Fund’s strategies in Asian local-currency bonds and Asian U.S.-dollar bonds contributed to performance for the reporting period, while the strategies in Asian local-currency high-yield debt and Australian bonds detracted from performance.

In Asian local-currency bonds, the key contributors to Fund performance for the reporting period were the overweight positions in Indian bonds and the Indian rupee, which strengthened significantly against the U.S. dollar. The overweight allocation to Indonesian bonds also had a positive impact.

The strategies in Asian U.S.-dollar bonds bolstered Fund performance due in part to security selection in investment-grade sovereigns and investment-grade quasi-sovereigns. The overweight to high-yield oil-and-gas bonds also benefited performance.

Conversely, our management of Asian local-currency high-yield bonds detracted from Fund performance due in part to security selection in Indonesia. However, the losses were mitigated by the positive impact of the Fund’s overweight to the Indian rupee.

In Australia, the exposure to local bonds recorded a positive an overall absolute return, but the performance lagged that of the Fund’s blended benchmark,2 thereby detracting from the Fund’s relative performance. Currency management also weighed on Fund performance.

[1]	Macroprudential policy addresses the connection between individual financial institutions and markets, as well as their common exposure to economic risk factors.
[2]

The Fund’s blended benchmark comprises 35% Bloomberg AusBond Composite Index; 40% J.P. Morgan Asian Credit Index; 19.25% Markit iBoxx Asia ex-Japan Government Bond Index; 15% Markit iBoxx Asia Government Index; 5% Markit iBoxx Asia Government India Index; and 5% Markit iBoxx Asia Government Indonesia Index.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

The overall impact on performance from the Fund’s use of derivatives was relatively flat during the reporting period. Our hedging of Asian currency risk and hedging of U.S. Treasury risk had a slightly negative impact on Fund performance, while the Fund’s short Australian-dollar exposure contributed to performance.

Outlook

The global economy seems to be on a cyclical recovery. In the U.S., this is underscored by increases in both hiring and wages. However, we believe that underlying strength over the longer term remains elusive. This is attributable in part to persistent doubts over the effectiveness of the Trump presidency. In Europe, investors are wary of political developments, even though the market-friendly outcome of the French presidential election assuaged fears somewhat. In Asia, North Korea’s belligerence remains a concern, while the potential for systemic risk lingers in China, with the accompanying worries over deleveraging and credit-tightening. Nonetheless, we believe that Beijing will be keen to ensure stability ahead of its Party Congress meeting in late 2017.

We think that the Fed will not rush to normalize interest rates and the European Central Bank should maintain its easy monetary policy in the near term. In Australia, we believe that the central bank will favour targeted regulatory tweaks over rate hikes in a bid to rein in the frothy housing market, since overall inflation remains below its target. In most parts of the emerging world, inflation remains benign as the price of oil is expected to stay under pressure for some time. Therefore, we think that bond markets should find some support, although we may see a continued reduction in duration3 risk. In our view, government bonds, in particular, could benefit from their relative value compared to corporate bonds, where valuations appear stretched, especially moving towards the high-yield segment of the credit spectrum.

Loan Facilities and the Use of Leverage

The amounts borrowed under the Revolving Credit Facility, the Term Loan Facility, the Notes and the Series A MRPS (each as defined below) may be invested to seek to return higher rates than the rates pursuant to which interests or dividends are paid under such forms of leverage. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund employed leverage obtained via bank borrowing and other forms of leverage during the reporting period. On February 8, 2017, the Fund entered into a note purchase agreement with institutional investors relating to the private placement of $50 million of Series C senior secured notes rated ‘AAA’ by Fitch Ratings. Net proceeds of the Series C notes were used to refinance $50 million of the Fund’s existing syndicated revolving credit facility (the “Revolving Credit Facility”). On April 7, 2017, the Fund renewed its $100 million Revolving Credit Facility for a 3-year period with a syndicate of banks. On June 12, 2013, the Fund entered into a note purchase agreement with institutional investors relating to the private placement of $200 million of Series A and Series B senior secured notes rated `AAA’ by Fitch Ratings, $100 million due June 12, 2020 and $100 million due June 12, 2023 (the “Notes”). On the same day, the Fund also entered into a term loan agreement providing for $200 million in secured term loans from Bank of America, N.A., $100 million due June 12, 2016 (on December 14, 2015, the maturity of this loan was extended to December 14, 2019) and $100 million due June 12, 2018 (the “Term Loan Facility”). On June 27, 2013, the Fund issued a private offering of 2 million shares of Series A Mandatory Redeemable Preferred Shares due June 25, 2023 (the “Series A MRPS”). The Series A MRPS have a liquidation value of $50 million and are rated ‘AA’ by Fitch Ratings. The Fund’s outstanding balance as of April 30, 2017 was $75 million on the Revolving Credit Facility.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the Revolving Credit Facility, the Term Loan Facility and the Notes may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is limited in its ability to declare dividends or other distributions under the terms of the various forms of leverage. In the event of an event of default under either the Revolving Credit Facility or Term Loan Facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. In the event of an event of default under the Note Purchase Agreement, the holders of the Notes have the right to cause a liquidation of the collateral (i.e., cause the sale of portfolio securities and other assets of the Fund).

[3]	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

Each of the Revolving Credit Facility Agreement, the Term Loan Agreement, the Note Purchase Agreement, and the Securities Purchase Agreement relating to the Series A MRPS includes usual and customary covenants for the applicable type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Fund’s investment manager, investment adviser, or sub-adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of any and/or all of the forms of leverage. As of April 30, 2017, the Fund was in compliance with all covenants under the agreements relating to the various forms of leverage.

Interest Rate Swaps

The Fund may enter into interest rate swaps to efficiently gain interest rate exposure and hedge interest rate risk. On February 6, 2017, the Fund exited $50,000,000 in notional value of a swap maturing November 1, 2017. As of April 30, 2017, the Fund held interest rate swap agreements with an aggregate notional amount of

$75 million, which represented 100% of the Fund’s Revolving Credit Facility. Under the terms of the agreements currently in effect, the Fund receives a floating rate of interest (three-month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Terms as of April 30, 2017	Amount (in millions)	Fixed Rate Payable (%)
6 months	$16.0	0.84
114 months	59.0	1.57

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board.

Aberdeen Asset Management Asia Limited

Aberdeen Asia-Pacific Income Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes the six-month and average annual Fund performance for the 6-month, 1-year, 3-year, 5-year and 10-year periods as of April 30, 2017. The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	0.2%	4.4%	1.1%	0.9%	5.1%
Market Value	6.1%	7.9%	0.8%	-0.9%	4.5%

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” The Fund’s total return is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. The Fund’s total investment return is based on the reported NAV on the financial reporting period end. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenfax.com or by calling 800-522-5465.

The total annualized operating expense ratio based on the six-month period ended April 30, 2017 was 2.36%. The total annualized operating expense ratio, excluding interest expense and distributions to Series A Mandatory Redeemable Preferred Shares, based on the six-month period ended April 30, 2017 was 1.16%.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments(1)

As of April 30, 2017, 49.4% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better by Standard & Poor’s or Moody’s Investors Service, Inc. The table below shows the asset quality of the Fund’s portfolio as of April 30, 2017 compared with the previous six and twelve months:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba** %	B** %	NR*** %
April 30, 2017*	28.2	11.6	9.6	24.3	3.9	3.7	18.7
October 31, 2016	31.6	7.9	9.2	25.0	3.6	3.6	19.1
April 30, 2016*	37.2	11.2	10.3	22.4	6.4	4.1	8.4

*	Unaudited
**	Below investment grade
***	Not Rated
(1)	For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either Standard & Poor’s or Moody’s Investor Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. The Investment Manager evaluated the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.

Geographic Composition

The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of April 30, 2017, compared with the previous six and twelve months:

Date	Australia %	Asia (including NZ) %	Europe %	United States %
April 30, 2017*	31.9	62.0	4.5	1.6
October 31, 2016	32.5	62.8	4.4	0.3
April 30, 2016*	37.7	56.1	4.5	1.7

*	Unaudited

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of April 30, 2017, compared with the previous six and twelve months:

Date	Australian Dollar %	Asian Currencies (including NZ Dollar) %	US Dollar** %
April 30, 2017*	27.7	27.3	45.0
October 31, 2016	30.1	29.3	40.6
April 30, 2016*	40.3	17.6	42.1

*	Unaudited
**	Includes U.S. Dollar-denominated bonds issued by foreign issuers: 45.0% of the Fund’s total investments on April 30, 2017, 40.6% of the Fund’s total investments on October 31, 2016, and 42.1% of the Fund’s total investments on April 30, 2016.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio Composition (unaudited) (concluded)

Maturity Composition

As of April 30, 2017, the average maturity of the Fund’s total investments was 7.8 years, compared with 7.8 years at October 31, 2016, and 7.8 years at April 30, 2016. The following table shows the maturity composition of the Fund’s investments as of April 30, 2017, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
April 30, 2017*	22.9	18.7	38.1	20.3
October 31, 2016	18.7	17.6	45.2	18.5
April 30, 2016*	20.3	17.6	42.3	19.8

*	Unaudited

Aberdeen Asia-Pacific Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from April 30, 2017 and the previous six and twelve month periods.

	April 30, 2017	October 31, 2016	April 30, 2016
Australia
90 day Bank Bills	1.75%	1.75%	2.16%
10 yr bond	2.22%	2.06%	2.30%
Australian Dollar	$0.75	$0.76	$0.76
South Korea
90 day commercial paper	1.41%	1.39%	1.61%
10 yr bond	2.19%	1.68%	1.80%
South Korean Won*	~~W~~1137.90	~~W~~1144.25	~~W~~1139.40
Thailand
3 months deposit rate	1.00%	1.00%	1.00%
10 yr bond	2.71%	2.13%	1.80%
Thai Baht*	~~B~~34.59	~~B~~35.00	~~B~~34.93
Philippines
90 day T-Bills	2.12%	1.56%	1.91%
10 yr bond	5.16%	3.93%	4.58%
Philippine Peso*	~~P~~49.97	~~P~~48.42	~~P~~46.89
Malaysia
3-month T-Bills	3.09%	2.62%	2.48%
10 yr bond	4.05%	3.60%	3.88%
Malaysian Ringgit*	~~R~~4.34	~~R~~4.20	~~R~~3.91
Singapore
3-month T-Bills	0.96%	0.79%	0.70%
10 yr bond	2.13%	1.89%	2.00%
Singapore Dollar*	~~S~~1.40	~~S~~1.39	~~S~~1.34
India
3-month T-Bills	6.18%	6.37%	6.81%
10 yr bond	6.96%	6.79%	7.44%
Indian Rupee*	₹64.33	₹66.79	₹66.33
Indonesia
3 months deposit rate	6.19%	6.32%	6.88%
10 yr bond	7.01%	7.21%	7.68%
Indonesian Rupiah*	Rp13329.00	Rp13048.00	Rp13188.00
China Onshore
3-month Bill Yield	2.63%	2.63%	2.21%
10 yr bond	3.46%	2.74%	2.89%
Chinese Yuan Renminbi*	¥6.90	¥6.77	¥6.48
Sri Lanka
3-month Generic Govt Yield	10.15%	8.60%	8.38%
10 yr bond	12.22%	11.89%	12.59%
Sri Lanka Rupee*	Rs152.50	Rs147.90	Rs146.25
U.S. $ Bonds**
Indonesia	3.78%	3.59%	3.96%

*	These currencies are quoted Asian currency per U.S. Dollar. The Australian Dollar is quoted U.S. Dollars per currency.
**	Sovereign issues.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2017

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS—66.0%
AUSTRALIA—2.6%
USD	4,750	APT Pipelines Ltd., 4.25%, 04/15/2027 (a)(b)	$4,858,338
AUD	2,500	APT Pipelines Ltd., 7.75%, 07/22/2020	2,125,151
AUD	6,991	Brisbane Square Finance Pty Ltd., Zero Coupon, 11/25/2025 (c)(d)(e)(f)	5,669,398
AUD	7,300	Qantas Airways Ltd., 7.50%, 06/11/2021	6,213,962
AUD	3,800	RWH Finance Pty Ltd., 2.82%, 03/26/2021 (b)(c)(d)(g)	2,835,111
USD	7,000	SGSP Australia Assets Pty Ltd., 3.25%, 07/29/2026 (a)	6,830,117
AUD	2,000	Telstra Corp. Ltd., 8.75%, 01/15/2020	1,732,659
USD	5,965	Transurban Finance Co. Pty Ltd., 3.38%, 12/22/2026 (a)(b)	5,818,410
			36,083,146
CHINA—13.8%
USD	3,759	361 Degrees International Ltd., 7.25%, 06/03/2019 (a)(b)	4,063,866
USD	3,950	Agile Group Holdings Ltd., 9.00%, 05/21/2018 (a)(b)	4,320,170
USD	3,500	Agile Group Holdings Ltd., 8.38%, 05/30/2017 (a)(b)	3,652,600
USD	3,000	China Aoyuan Property Group Ltd., 10.88%, 05/26/2018 (a)	3,204,588
CNH	11,250	China Development Bank Corp., 3.60%, 11/13/2018	1,614,446
USD	3,300	China Hongqiao Group Ltd., 6.88%, 05/03/2018 (a)	3,234,059
USD	3,500	China Hongqiao Group Ltd., 7.63%, 06/26/2017 (a)	3,465,018
USD	7,000	China Overseas Finance Cayman III Ltd., 5.38%, 10/29/2023 (a)	7,731,269
USD	4,955	China Resources Gas Group Ltd., 4.50%, 04/05/2022 (a)	5,254,327
USD	7,500	CNOOC Curtis Funding No 1 Pty Ltd., 4.50%, 10/03/2023 (a)	7,984,245
USD	8,000	CNOOC Nexen Finance 2014 ULC, 4.25%, 04/30/2024	8,348,464
USD	2,000	CNPC General Capital Ltd., 2.75%, 05/14/2019 (a)	2,017,021
USD	6,810	Country Garden Holdings Co. Ltd., 7.25%, 10/04/2017 (a)(b)	7,137,888
USD	3,500	FUXIANG Investment Management Ltd., 3.63%, 11/30/2019 (a)	3,515,337
USD	8,600	Green Dragon Gas Ltd., 10.00%, 05/29/2017 (a)(b)(d)	7,912,000
USD	3,800	Logan Property Holdings Co. Ltd., 11.25%, 06/04/2017 (a)(b)	4,037,511
USD	18,800	Proven Honour Capital Ltd., 4.13%, 05/19/2025 (a)	19,082,715
USD	14,434	Semiconductor Manufacturing International Corp., 4.13%, 10/07/2019 (a)	14,809,962
USD	8,200	Sinopec Capital 2013 Ltd., 3.13%, 04/24/2023 (a)	8,136,671
USD	1,600	Sinopec Group Overseas Development 2012 Ltd., 3.90%, 05/17/2022 (a)	1,666,995
USD	4,400	Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/2023 (a)	4,679,092
USD	5,900	Sinopec Group Overseas Development 2014 Ltd., 4.38%, 04/10/2024 (a)	6,243,604
USD	6,930	Sinopec Group Overseas Development 2017 Ltd., 2.38%, 04/12/2020 (a)	6,911,358
USD	12,330	Sinopec Group Overseas Development 2017 Ltd., 3.00%, 04/12/2022 (a)	12,369,148
USD	6,632	State Grid Overseas Investment 2016 Ltd., 2.75%, 05/04/2022 (a)	6,601,093
USD	14,738	State Grid Overseas Investment 2016 Ltd., 3.50%, 05/04/2027 (a)	14,702,572
USD	7,500	Tencent Holdings Ltd., 3.80%, 02/11/2025 (a)	7,736,211
USD	4,000	Times Property Holdings Ltd., 11.45%, 03/05/2018 (a)(b)	4,455,324
USD	4,300	Yestar Healthcare Holdings Co, Ltd., 6.90%, 09/15/2019 (a)(b)	4,501,515
			189,389,069
GERMANY—3.5%
AUD	7,500	KfW, 3.75%, 07/18/2018 (h)	5,738,856
AUD	5,000	KfW, 6.00%, 08/20/2020 (h)	4,188,507
AUD	10,600	KfW, 6.25%, 02/23/2018 (h)	8,219,292
AUD	10,500	KfW, 6.25%, 12/04/2019 (h)	8,676,552
AUD	15,000	KfW, 6.25%, 05/19/2021 (h)	12,884,902
AUD	10,000	Landwirtschaftliche Rentenbank, 4.75%, 04/08/2024 (g)(h)	8,332,093
			48,040,202

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2017

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS (continued)
HONG KONG—7.2%
USD	4,103	Champion Ltd., 3.75%, 01/17/2023 (a)	$4,151,813
USD	3,700	China Water Affairs Group Ltd., 5.25%, 02/07/2020 (a)(b)	3,777,889
USD	4,840	CK Hutchison International 17 Ltd., 2.88%, 04/05/2022 (a)	4,842,740
USD	3,900	Far East Consortium International Ltd/HK, 3.75%, 09/08/2021 (a)	3,763,360
USD	5,326	FPC Treasury Ltd., 4.50%, 04/16/2023 (a)	5,365,791
USD	17,000	HLP Finance Ltd., 4.75%, 06/25/2022 (a)	18,140,989
USD	12,000	Hongkong Electric Finance Ltd., 2.88%, 05/03/2026 (a)	11,492,856
USD	1,600	Hongkong Land Finance Cayman Islands Co. Ltd. (The), 4.50%, 06/01/2022	1,736,688
USD	5,608	HPHT Finance 15 Ltd., 2.88%, 03/17/2020 (a)	5,632,075
USD	15,500	Hutchison Whampoa Finance CI Ltd., 7.50%, 08/01/2027 (a)	20,653,455
USD	3,973	Hutchison Whampoa International 09 Ltd., 7.63%, 04/09/2019 (a)	4,376,712
USD	2,880	Hutchison Whampoa International 03/33 Ltd., 7.45%, 11/24/2033 (a)	4,023,423
USD	7,600	Shimao Property Holdings Ltd., 8.38%, 02/10/2019 (a)(b)	8,464,333
USD	2,871	Standard Chartered PLC, 144A, 3.95%, 01/11/2023 (a)	2,892,013
			99,314,137
INDIA—9.5%
USD	3,500	Adani Transmission Ltd., 4.00%, 08/03/2026 (a)	3,434,945
USD	4,060	Adani Transmission Ltd., 4.00%, 08/03/2026 (a)	3,984,537
INR	500,000	Axis Bank Ltd., 8.85%, 12/05/2024	8,173,107
USD	5,840	Bharat Petroleum Corp. Ltd., 4.00%, 05/08/2025 (a)	5,939,432
USD	6,487	GCX Ltd., 7.00%, 05/30/2017 (a)(b)	6,648,877
INR	250,000	HDFC Bank Ltd., 7.95%, 09/21/2026	3,911,950
INR	100,000	Housing Development Finance Corp. Ltd., 8.65%, 09/18/2020	1,555,497
INR	250,000	Housing Development Finance Corp. Ltd., 8.75%, 01/13/2020 (b)	3,906,292
USD	10,700	ICICI Bank Ltd., 4.00%, 03/18/2026 (a)	10,684,902
INR	300,000	ICICI Bank Ltd., 7.60%, 10/07/2023	4,606,690
INR	250,000	ICICI Bank Ltd., 9.15%, 08/06/2024	4,192,057
INR	200,000	Indiabulls Housing Finance Ltd., 8.90%, 09/26/2021	3,117,985
INR	100,000	Indiabulls Housing Finance Ltd., 9.00%, 04/29/2026	1,559,060
INR	250,000	Indian Railway Finance Corp. Ltd., 8.83%, 03/25/2023	4,180,857
USD	3,780	Neerg Energy Ltd., 6.00%, 02/13/2020 (a)(b)	3,817,320
USD	3,400	NTPC Ltd., 4.75%, 10/03/2022 (a)	3,639,292
INR	200,000	NTPC Ltd., 8.49%, 03/25/2025	3,238,374
INR	100,000	NTPC Ltd., 8.73%, 03/07/2023	1,629,489
INR	100,000	NTPC Ltd., 9.17%, 09/22/2024	1,681,405
INR	250,000	Power Finance Corp. Ltd., 8.39%, 04/19/2025	4,007,605
INR	400,000	Power Finance Corp. Ltd., 8.65%, 12/28/2024	6,421,240
INR	200,000	Power Grid Corp. of India Ltd., 8.93%, 10/20/2022	3,327,701
INR	300,000	Power Grid Corp. of India Ltd., 9.30%, 09/04/2024	5,095,075
USD	7,000	Reliance Industries Ltd., 4.13%, 01/28/2025 (a)	7,172,929
INR	150,000	Reliance Jio Infocomm Ltd., 8.95%, 10/04/2020	2,414,102
INR	200,000	Rural Electrification Corp. Ltd., 8.44%, 12/04/2021	3,208,935
INR	150,000	Rural Electrification Corp. Ltd., 9.34%, 08/25/2024	2,552,539
INR	270,000	Rural Electrification Corp. Ltd., 9.35%, 06/15/2022	4,479,201
INR	100,000	Tata Motors Ltd., 9.73%, 10/01/2020	1,640,187
USD	10,575	UPL Corp. Ltd., 3.25%, 10/13/2021 (a)	10,549,620
			130,771,202

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2017

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS (continued)
INDONESIA—2.6%
USD	3,520	Indika Energy Capital II Pte Ltd., 6.88%, 04/10/2020 (a)(b)	$3,496,022
USD	1,200	Jababeka International BV, 6.50%, 10/05/2020 (a)(b)	1,237,451
IDR	30,000,000	Lembaga Pembiayaan Ekspor Indonesia, 9.50%, 03/13/2020	2,341,661
USD	3,490	MPM Global Pte Ltd., 6.75%, 09/19/2017 (a)(b)	3,638,335
USD	5,000	Pelabuhan Indonesia II PT, 5.38%, 05/05/2045 (a)	4,943,750
USD	7,000	Pertamina Persero PT, 6.00%, 05/03/2042 (a)	7,437,962
USD	9	Perusahaan Listrik Negara PT, 5.25%, 10/24/2042 (a)	8,978
USD	4,000	Pratama Agung Pte Ltd., 6.25%, 02/24/2018 (a)(b)	4,177,676
USD	4,000	TBG Global Pte Ltd., 4.63%, 05/25/2017 (a)(b)	4,045,000
USD	4,164	TBG Global Pte Ltd., 5.25%, 02/10/2019 (a)(b)	4,278,052
			35,604,887
JAPAN—0.5%
USD	6,447	Mizuho Financial Group, Inc., 2.95%, 02/28/2022	6,486,108
KUWAIT—1.1%
USD	15,000	Equate Petrochemical BV, 4.25%, 11/03/2026 (a)	15,263,880
MALAYSIA—3.6%
MYR	5,000	Cagamas Bhd, 4.20%, 10/22/2018	1,161,108
CNH	35,000	Cagamas Global PLC., 3.70%, 09/22/2017	5,008,800
MYR	5,000	Digi Telecommunications Sdn Bhd, 4.38%, 04/14/2022 (b)	1,155,772
USD	7,000	Gohl Capital Ltd., 4.25%, 01/24/2027 (a)	7,114,611
USD	6,000	Malayan Banking Bhd, 3.91%, 10/29/2021 (a)(b)(c)	6,075,444
USD	3,360	Malaysia Sovereign Sukuk Bhd, 3.04%, 04/22/2025 (a)	3,324,384
USD	4,150	Malaysia Sukuk Global Bhd, 3.18%, 04/27/2026 (a)(h)	4,145,352
USD	50	Petronas Capital Ltd., 5.25%, 08/12/2019 (a)	53,182
USD	2,400	Petronas Global Sukuk Ltd., 2.71%, 03/18/2020 (a)	2,415,043
MYR	5,000	Putrajaya Holdings Sdn Bhd, 5.10%, 04/22/2019	1,173,428
USD	3,736	RHB Bank Bhd, 2.50%, 10/06/2021 (a)	3,654,839
USD	7,000	TNB Global Ventures Capital Bhd, 3.24%, 10/19/2026 (a)	6,761,692
USD	7,000	Wakala Global Sukuk Bhd, 4.65%, 07/06/2021 (a)	7,561,540
			49,605,195
NETHERLANDS—0.4%
USD	6,050	Samvardhana Motherson Automotive Systems Group BV, 4.88%, 06/16/2019 (a)(b)	6,224,240
NORWAY—0.6%
AUD	9,788	Kommunalbanken AS, 6.50%, 04/12/2021	8,398,300
PHILIPPINES—3.2%
USD	7,000	ICTSI Treasury BV, 5.88%, 09/17/2025 (a)	7,583,856
USD	3,446	International Container Terminal Services, Inc., 7.38%, 03/17/2020 (a)	3,859,334
USD	13,086	Megaworld Corp., 4.25%, 04/17/2023 (a)	13,020,191
USD	4,534	Power Sector Assets & Liabilities Management Corp., 7.39%, 12/02/2024 (a)(h)	5,813,848
USD	7,000	Royal Capital BV, 4.88%, 05/05/2024 (a)(b)(c)(i)	6,870,633
USD	6,500	SM Investments Corp., 4.25%, 10/17/2019 (a)	6,695,097
			43,842,959

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2017

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS (continued)
REPUBLIC OF SOUTH KOREA—3.9%
USD	11,400	Busan Bank Co. Ltd., 3.63%, 07/25/2026 (a)	$10,941,150
USD	7,218	Doosan Heavy Industries & Construction Co. Ltd., 2.13%, 04/27/2020 (a)	7,085,902
USD	10,552	Hyundai Capital Services, Inc., 2.63%, 09/29/2020 (a)	10,493,014
USD	1,400	Korea Gas Corp., 2.88%, 07/29/2018 (a)	1,413,822
USD	13,652	Korea National Oil Corp., 2.63%, 04/14/2026 (a)	13,055,864
USD	3,000	KT Corp., 2.50%, 07/18/2026 (a)	2,838,248
USD	7,760	Shinhan Bank, 2.88%, 03/28/2022 (a)	7,754,873
			53,582,873
SAUDI ARABIA—0.1%
USD	1,500	Saudi Electricity Global Sukuk Co. 3, 5.50%, 04/08/2044 (a)	1,574,250
SINGAPORE—2.7%
SGD	2,750	CapitaMalls Asia Treasury Ltd., 3.95%, 08/24/2017 (a)	1,984,000
USD	6,833	DBS Group Holdings Ltd., 3.60%, 09/07/2021 (a)(b)(c)(i)	6,720,262
USD	8,700	Global Logistic Properties Ltd., 3.88%, 06/04/2025 (a)	8,199,228
USD	8,900	Oversea-Chinese Banking Corp. Ltd., 3.15%, 03/11/2018 (a)(b)(c)(g)	8,958,891
USD	2,800	SingTel Group Treasury Pte Ltd., 2.38%, 10/03/2026 (a)	2,630,628
USD	9,000	United Overseas Bank Ltd., 3.50%, 09/16/2021 (a)(b)(c)(g)	9,076,860
			37,569,869
SUPRANATIONAL—5.4%
AUD	14,000	Asian Development Bank, 5.00%, 03/09/2022	11,647,046
AUD	16,800	Asian Development Bank, 6.25%, 03/05/2020	13,995,073
AUD	15,000	Inter-American Development Bank, 6.00%, 02/26/2021	12,708,964
AUD	11,200	Inter-American Development Bank, 6.50%, 08/20/2019	9,216,159
AUD	10,000	International Bank for Reconstruction & Development, 4.25%, 06/24/2025	8,162,197
AUD	6,900	International Bank for Reconstruction & Development, 5.75%, 10/21/2019	5,620,772
AUD	15,600	International Finance Corp., 5.75%, 07/28/2020	12,956,292
			74,306,503
THAILAND—3.2%
USD	4,800	Bangkok Bank PCL, 9.03%, 03/15/2029 (a)	6,701,837
USD	17,170	Krung Thai Bank PCL, 5.20%, 12/26/2019 (a)(b)(c)(g)	17,764,288
USD	14,000	PTT Global Chemical PCL, 4.25%, 09/19/2022 (a)	14,748,356
USD	4,331	PTTEP Canada International Finance Ltd., 5.69%, 04/05/2021 (a)	4,789,843
			44,004,324
UNITED ARAB EMIRATES—0.2%
USD	2,089	MAF Global Securities Ltd., 5.50%, 09/07/2022 (a)(b)(c)(i)	2,109,368
UNITED KINGDOM—1.9%
USD	12,962	HSBC Holdings PLC, 6.38%, 03/30/2025 (b)(c)(g)(i)	13,545,290
USD	6,999	Standard Chartered PLC, 3.95%, 01/11/2023 (a)	7,050,226
USD	5,000	Standard Chartered PLC, 4.05%, 04/12/2026 (a)	5,072,315
			25,667,831
		Total Corporate Bonds—66.0% (cost $930,276,444)	907,838,343

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2017

Principal Amount (000)		Description	Value (US$)
GOVERNMENT BONDS—70.8%
AUSTRALIA—35.6%
AUD	34,700	Australia Government Bond, 3.25%, 04/21/2025 (a)	$27,465,167
AUD	30,300	Australia Government Bond, 3.25%, 04/21/2029 (a)	23,838,956
AUD	91,900	Australia Government Bond, 3.75%, 04/21/2037 (a)	74,139,952
AUD	29,800	Australia Government Bond, 4.50%, 04/21/2033 (a)	26,592,997
AUD	55,300	Australia Government Bond, 5.50%, 01/21/2018 (a)	42,593,468
AUD	7,000	Australia Government Bond, 5.50%, 04/21/2023 (a)	6,199,450
AUD	35,300	Australia Government Bond, 5.75%, 07/15/2022 (a)	31,156,155
AUD	7,500	New South Wales Treasury Corp., 4.00%, 05/20/2026 (a)	6,155,659
AUD	46,000	New South Wales Treasury Corp., 6.00%, 02/01/2018	35,554,200
AUD	15,000	New South Wales Treasury Corp., 6.00%, 03/01/2022	13,148,539
AUD	47,850	Queensland Treasury Corp., 6.00%, 02/21/2018 (a)	37,047,875
AUD	31,190	Queensland Treasury Corp., 6.00%, 06/14/2021 (a)(h)	26,927,466
AUD	47,100	Queensland Treasury Corp., 6.25%, 06/14/2019 (h)	38,531,875
AUD	24,330	Queensland Treasury Corp., 6.25%, 02/21/2020 (a)	20,319,058
AUD	14,250	Treasury Corp. of Victoria, 6.00%, 06/15/2020	11,952,023
AUD	35,350	Treasury Corp. of Victoria, 6.00%, 10/17/2022	31,423,957
AUD	5,000	Western Australian Treasury Corp., 2.50%, 07/23/2024	3,623,908
AUD	25,000	Western Australian Treasury Corp., 3.75%, 10/23/2018 (a)	19,229,447
AUD	15,000	Western Australian Treasury Corp., 7.00%, 07/15/2021	13,316,211
			489,216,363
CHINA—2.2%
CNY	14,000	China Government Bond, 2.85%, 01/28/2026	1,929,231
CNY	20,000	China Government Bond, 3.14%, 09/08/2020	2,888,294
CNY	40,000	China Government Bond, 3.28%, 08/05/2020 (j)	5,803,816
CNY	10,000	China Government Bond, 3.36%, 05/24/2022 (j)	1,450,663
CNY	10,000	China Government Bond, 3.41%, 06/24/2020 (j)	1,456,740
CNY	3,000	China Government Bond, 3.46%, 07/11/2020 (j)	437,620
CNY	2,000	China Government Bond, 3.57%, 11/17/2021 (j)	292,836
CNY	16,000	China Government Bond, 3.64%, 04/09/2025 (j)	2,337,240
CNY	10,000	China Government Bond, 4.08%, 08/22/2023 (j)	1,501,434
CNY	30,000	China Government Bond, 4.10%, 09/27/2032 (j)	4,572,588
CNY	20,000	China Government Bond, 4.13%, 09/18/2024 (j)	3,028,692
CNY	20,000	China Government Bond, 4.15%, 04/28/2031 (j)	3,061,751
CNH	10,000	Export-Import Bank of China, 3.35%, 06/18/2017	1,448,360
			30,209,265
INDIA—9.7%
INR	150,000	Export-Import Bank of India, 7.62%, 09/01/2026	2,276,428
INR	750,000	India Government Bond, 7.68%, 12/15/2023	12,032,353
INR	1,000,000	India Government Bond, 7.72%, 05/25/2025	16,027,732
INR	300,000	India Government Bond, 7.88%, 03/19/2030	4,850,458
INR	1,026,780	India Government Bond, 8.08%, 08/02/2022	16,666,620
INR	1,425,000	India Government Bond, 8.12%, 12/10/2020	23,024,172
INR	1,000,000	India Government Bond, 8.17%, 12/01/2044	16,557,485
INR	1,232,130	India Government Bond, 8.27%, 06/09/2020	19,934,726
INR	916,000	India Government Bond, 8.33%, 06/07/2036	15,367,940
INR	360,440	India Government Bond, 8.40%, 07/28/2024	5,973,504
INR	9,230	India Government Bond, 9.20%, 09/30/2030	163,074
			132,874,492

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2017

Principal Amount (000)		Description	Value (US$)
GOVERNMENT BONDS (continued)
INDONESIA—13.4%
USD	7,680	Indonesia Government International Bond, 4.35%, 01/08/2027 (a)	$8,014,034
USD	5,091	Indonesia Government International Bond, 5.25%, 01/08/2047 (a)	5,466,807
IDR	200,000,000	Indonesia Treasury Bond, 7.00%, 05/15/2022	15,184,935
IDR	120,000,000	Indonesia Treasury Bond, 7.00%, 05/15/2027	8,975,917
IDR	47,000,000	Indonesia Treasury Bond, 8.25%, 06/15/2032	3,703,931
IDR	397,000,000	Indonesia Treasury Bond, 8.25%, 05/15/2036	31,348,376
IDR	114,000,000	Indonesia Treasury Bond, 8.38%, 03/15/2024	9,176,311
IDR	288,224,000	Indonesia Treasury Bond, 8.38%, 09/15/2026	23,505,101
IDR	120,400,000	Indonesia Treasury Bond, 8.38%, 03/15/2034	9,583,945
IDR	340,600,000	Indonesia Treasury Bond, 8.75%, 05/15/2031	28,236,402
IDR	100,000,000	Indonesia Treasury Bond, 8.75%, 02/15/2044	8,163,936
IDR	30,000,000	Indonesia Treasury Bond, 9.00%, 03/15/2029	2,521,895
IDR	21,000,000	Indonesia Treasury Bond, 9.50%, 07/15/2031	1,822,670
USD	4,970	Perusahaan Penerbit SBSN Indonesia III, 3.40%, 03/29/2022 (a)	5,007,275
USD	4,970	Perusahaan Penerbit SBSN Indonesia III, 4.15%, 03/29/2027 (a)	5,063,188
USD	10,981	Perusahaan Penerbit SBSN Indonesia III, 4.35%, 09/10/2024 (a)	11,420,240
USD	7,000	Perusahaan Penerbit SBSN Indonesia III, 4.55%, 03/29/2026 (a)	7,315,000
			184,509,963
MALAYSIA—1.8%
MYR	20,900	Malaysia Government Bond, 3.76%, 03/15/2019	4,856,349
MYR	43,600	Malaysia Government Bond, 3.90%, 11/30/2026	9,913,099
MYR	3,995	Malaysia Government Bond, 4.25%, 05/31/2035	888,815
MYR	39,725	Malaysia Government Bond, 4.74%, 03/15/2046	9,038,467
			24,696,730
OMAN—0.2%
USD	2,009	Oman Government International Bond, 6.50%, 03/08/2047 (a)	2,164,083
PHILIPPINES—0.9%
PHP	347,040	Philippine Government Bond, 5.75%, 11/24/2021	7,294,049
PHP	544	Philippine Government Bond, 6.38%, 01/19/2022	11,816
PHP	251,000	Philippine Government International Bond, 3.63%, 03/21/2033	4,181,027
PHP	50,000	Philippine Government International Bond, 6.25%, 01/14/2036	1,110,778
			12,597,670
REPUBLIC OF SOUTH KOREA—3.2%
USD	11,111	Korea Development Bank, 2.63%, 02/27/2022	11,048,196
USD	10,658	Korea Hydro & Nuclear Power Co. Ltd., 3.00%, 09/19/2022 (a)	10,767,095
KRW	20,000,000	Korea Monetary Stabilization Bond, 1.48%, 02/09/2018	17,581,141
KRW	5,300,000	Korea Treasury Bond, 3.38%, 09/10/2023	5,030,021
			44,426,453
SINGAPORE—1.6%
SGD	11,800	Singapore Government Bond, 2.13%, 06/01/2026	8,507,419
SGD	2,500	Singapore Government Bond, 2.88%, 09/01/2030	1,907,937
SGD	15,250	Singapore Government Bond, 3.00%, 09/01/2024	11,690,048
			22,105,404

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2017

Principal Amount (000)		Description		Value (US$)
GOVERNMENT BONDS (continued)
SRI LANKA—1.8%
LKR	471,000	Sri Lanka Government Bond, 8.00%, 11/15/2018		$2,951,107
LKR	230,000	Sri Lanka Government Bond, 8.50%, 04/01/2018		1,476,733
LKR	388,000	Sri Lanka Government Bond, 8.50%, 07/15/2018		2,470,710
LKR	293,000	Sri Lanka Government Bond, 8.75%, 05/15/2017		1,920,078
LKR	80,000	Sri Lanka Government Bond, 11.20%, 07/01/2022		505,198
LKR	1,020,000	Sri Lanka Government Bond, 11.40%, 01/01/2024		6,433,471
LKR	610,000	Sri Lanka Government Bonds, 10.60%, 09/15/2019		3,909,932
USD	5,254	Sri Lanka Government International Bond, 6.13%, 06/03/2025 (a)		5,351,498
				25,018,727
THAILAND—0.4%
THB	203,400	Thailand Government Bond, 3.65%, 06/20/2031		6,190,728
		Total Government Bonds—70.8% (cost $1,025,548,210)		974,009,878
SHORT-TERM INVESTMENT—2.3%
UNITED STATES—2.3%
State Street Institutional U.S. Government Money Market Fund (k)			31,508,385	31,508,385
				31,508,385
		Total Short-Term Investment—2.3% (cost $31,508,385)		31,508,385
		Total Investments—139.1% (cost $1,987,333,039)		1,913,356,606

		Long Term Debt Securities		(525,000,000)
		Mandatory Redeemable Preferred Stock at Liquidation Value		(50,000,000)
		Other Assets in Excess of Liabilities—2.7%		37,588,744
		Net Assets—100.0%		$1,375,945,350

AUD—Australian Dollar	INR—Indian Rupee	PHP—Philippine Peso
CNH—Chinese Yuan Renminbi Offshore	KRW—South Korean Won	SGD—Singapore Dollar
CNY—Chinese Yuan Renminbi	LKR—Sri Lanka Rupee	THB—Thai Baht
IDR—Indonesian Rupiah	MYR—Malaysian Ringgit	USD—U.S. Dollar

(a)	Denotes a restricted security.
(b)	The maturity date presented for these instruments represents the next call/put date.
(c)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2017.
(d)	Illiquid security.
(e)	For this security the annuity payments increase by 3.25% every year, until the asset amortizes to zero.
(f)	Sinkable security.
(g)	The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(h)	This security is government guaranteed.
(i)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.
(j)	China A securities. These securities are issued in local currency, traded in the local markets and are held through a qualified foreign institutional investor license.
(k)	Registered investment company advised by State Street Global Advisors.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2017

At April 30, 2017, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
United States Treasury Note 6%—2 year	UBS	717	06/30/2017	$221,445
United States Treasury Note 6%—5 year	UBS	(299)	06/30/2017	(217,647)
United States Treasury Note 6%—10 year	UBS	(1,626)	06/21/2017	(2,286,767)
United States Treasury Note 6%—30 year	UBS	291	06/21/2017	795,012
United States Treasury Note 6%—Ultra Long	UBS	4	06/21/2017	(1,759)
				$(1,489,716)

At April 30, 2017, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Chinese Yuan Renminbi/United States Dollar
05/19/2017	Standard Chartered Bank	CNY 78,891,000	USD 11,400,000	$11,425,342	$25,342
Chinese Yuan Renminbi Offshore/United States Dollar
05/19/2017	Goldman Sachs	CNH 52,469,160	USD 7,600,000	7,596,012	(3,988)
05/19/2017	Royal Bank of Canada	CNH 7,634,091	USD 1,100,000	1,105,195	5,195
05/19/2017	Standard Chartered Bank	CNH 58,121,280	USD 8,400,000	8,414,275	14,275
Indonesian Rupiah/United States Dollar
06/21/2017	State Street	IDR 140,731,500,000	USD 10,500,000	10,500,336	336
Philippine Peso/United States Dollar
05/19/2017	Goldman Sachs	PHP 849,208,100	USD 16,900,000	16,983,901	83,901
Singapore Dollar/United States Dollar
06/16/2017	Goldman Sachs	SGD 44,242,600	USD 31,400,000	31,681,765	281,765
South Korean Won/United States Dollar
06/26/2017	Goldman Sachs	KRW 32,449,140,000	USD 29,100,000	28,557,721	(542,279)
Thai Baht/United States Dollar
05/17/2017	Goldman Sachs	THB 1,016,726,400	USD 28,800,000	29,391,171	591,171
				$145,655,718	$455,718
Sale Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
05/26/2017	Goldman Sachs	USD 15,000,000	AUD 19,677,034	$14,727,596	$272,404
06/23/2017	Goldman Sachs	USD 73,000,000	AUD 96,144,981	71,925,316	1,074,684
07/25/2017	Goldman Sachs	USD 15,000,000	AUD 19,697,447	14,728,425	271,575
07/27/2017	UBS	USD 10,000,000	AUD 13,246,788	9,904,782	95,218
United States Dollar/Chinese Yuan Renminbi
05/19/2017	Standard Chartered Bank	USD 30,400,000	CNY 210,608,160	30,501,202	(101,202)
United States Dollar/Chinese Yuan Renminbi Offshore
05/19/2017	Goldman Sachs	USD 2,500,000	CNH 17,278,761	2,501,463	(1,463)
United States Dollar/Indian Rupee
07/13/2017	UBS	USD 22,840,000	INR 1,473,438,092	22,680,097	159,903

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2017

Sale Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Philippine Peso
05/19/2017	Credit Suisse	USD 3,400,000	PHP 171,904,000	$3,438,027	$(38,027)
05/19/2017	Goldman Sachs	USD 20,700,000	PHP 1,040,138,100	20,802,442	(102,442)
05/19/2017	Standard Chartered Bank	USD 2,200,000	PHP 112,200,000	2,243,965	(43,965)
United States Dollar/Singapore Dollar
06/16/2017	Goldman Sachs	USD 7,800,000	SGD 10,990,200	7,869,993	(69,993)
06/16/2017	Standard Chartered Bank	USD 7,990,000	SGD 11,179,592	8,005,615	(15,615)
United States Dollar/South Korean Won
05/19/2017	Standard Chartered Bank	USD 1,800,000	KRW 2,031,552,000	1,786,050	13,950
United States Dollar/Thai Baht
05/17/2017	Goldman Sachs	USD 33,600,000	THB 1,184,258,800	34,234,139	(634,139)
				$245,349,112	$880,888

*	Certain contracts with different trade dates and like characteristics have been shown net.

At April 30, 2017, the Fund’s interest rate swaps were as follows:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Unrealized Appreciation
Over-the-counter swap agreements:
USD	16,000,000	11/01/2017	Barclays Bank	Receive	3-month LIBOR Index	0.84%	$10,906
Centrally cleared swap agreements:
USD	59,000,000	10/28/2026	Citibank	Receive	3-month LIBOR Index	1.57%	3,362,573
							$3,373,479

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2017

Assets
Investments, at value (cost $1,955,824,654)	$1,881,848,221
Short-term investments, at value (cost $31,508,385)	31,508,385
Foreign currency, at value (cost $12,639,413)	12,565,555
Cash at broker for futures contracts	3,141,381
Cash at broker for interest rate swaps	3,053,624
Cash	89,768
Cash at broker for China A shares	66,838
Interest receivable	25,308,817
Receivable for investments sold	24,248,650
Unrealized appreciation on forward foreign currency exchange contracts	2,889,719
Prepaid expenses in connection with revolving credit facility, senior secured notes, term loans and Series A Mandatory Redeemable Preferred Shares	2,595,424
Variation margin receivable for futures contracts	1,016,457
Due from broker	145,648
Unrealized appreciation on interest rate swaps	10,906
Prepaid expenses and other assets	6,544
Total assets	1,988,495,937

Liabilities
Senior secured notes payable (Note 8)	250,000,000
4-year term loan payable (Note 9)	100,000,000
5-year term loan payable (Note 9)	100,000,000
Revolving credit facility payable (Note 9)	75,000,000
Series A Mandatory Redeemable Preferred Shares ($25.00 liquidation value per share; 2,000,000 shares outstanding) (Note 7)	50,000,000
Payable for investments purchased	28,036,820
Interest payable on revolving credit facility, senior secured notes and term loans	3,480,373
Variation margin payable for futures contracts	2,506,173
Unrealized depreciation on forward foreign currency exchange contracts	1,553,113
Investment management fees payable (Note 3)	862,122
Deferred foreign capital gains tax	398,465
Administration fees payable (Note 3)	181,537
Dividend payable on Series A Mandatory Redeemable Preferred Shares	162,457
Investor relations fees payable (Note 3)	83,898
Variation margin payable for centrally cleared interest rate swaps	74,423
Other accrued expenses	211,206
Total liabilities	612,550,587

Net Assets Applicable to Common Shareholders	$1,375,945,350

Composition of Net Assets:
Common stock (par value $0.01 per share) (Note 5)	$2,521,308
Paid-in capital in excess of par	1,452,902,180
Distributions in excess of net investment income	(24,179,705)
Accumulated net realized loss from investments, interest rate swaps and futures contracts	(55,396,179)
Net unrealized appreciation on investments, futures contracts and interest rate swaps	42,455,100
Accumulated net realized foreign exchange gains	71,193,455
Net unrealized foreign exchange and forward foreign currency contract loss	(113,550,809)
Net Assets Applicable to Common Shareholders	$1,375,945,350
Net asset value per share based on 252,130,824 shares issued and outstanding	$5.46

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2017

Net Investment Income

Income
Interest and amortization of discount and premium and other income (net of foreign withholding taxes of $838,453)	$46,065,553
46,065,553

Expenses
Investment management fee (Note 3)	5,179,382
Administration fee (Note 3)	1,090,235
Revolving credit facility, senior secured notes, term loans and Series A Mandatory Redeemable Preferred Shares fees and expenses	389,530
Custodian’s fees and expenses	310,865
Investor relations fees and expenses (Note 3)	225,283
Insurance expense	171,257
Reports to shareholders and proxy solicitation	147,721
Directors’ fees and expenses	122,320
Legal fees and expenses	79,717
Transfer agent fees	66,096
Independent auditors’ fees and expenses	43,650
Miscellaneous	68,447
Total operating expenses, excluding interest expense	7,894,503
Interest expense (Notes 8 & 9)	7,215,311
Distributions to Series A Mandatory Redeemable Preferred Shares (Note 7)	998,915
Net operating expenses	16,108,729

Net investment income applicable to common shareholders	29,956,824

Net Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency Related Transactions

Net realized gain/(loss) from:
Investment transactions (including $553,804 capital gains tax)	4,987,514
Interest rate swaps	(159,476)
Futures contracts	1,871,729
Forward and spot foreign currency exchange contracts	1,403,998
Foreign currency transactions	(32,059,938)
(23,956,173)

Net change in unrealized appreciation/(depreciation) on:
Investments (including $(350,395) change in deferred capital gains tax)	(32,297,989)
Interest rate swaps	2,799,917
Futures contracts	(1,226,785)
Forward foreign currency exchange rate contracts	(560,826)
Foreign currency translation	19,343,941
(11,941,742)
Net (loss) from investments, interest rate swaps, futures contracts and foreign currencies	(35,897,915)
Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(5,941,091)

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2017 (unaudited)	For the Year Ended October 31, 2016

Increase/(Decrease) in Net Assets Applicable to Common Shareholders

Operations:
Net investment income	$29,956,824	$61,690,456
Net realized gain from investments, interest rate swaps and futures contracts	6,699,767	35,760,472
Net realized loss from foreign currency transactions	(30,655,940)	(92,657,070)
Net change in unrealized appreciation/(depreciation) on investments, interest rate swaps and futures contracts	(30,724,857)	18,986,629
Net change in unrealized appreciation on foreign currency translation	18,783,115	110,378,001
Net increase/(decrease) in net assets applicable to common shareholders resulting from operations	(5,941,091)	134,158,488

Distributions to Common Shareholders from:
Net investment income	(53,018,272)	(59,990,293)
Tax return of capital	—	(46,911,791)
Net decrease in net assets applicable to common shareholders from distributions	(53,018,272)	(106,902,084)

Common Stock Transactions:
Repurchase of common stock resulting in the reduction of 1,135,695 and 3,042,619 shares of common stock, respectively (Note 6)	(5,446,710)	(14,553,549)
Change in net assets from common stock transactions	(5,446,710)	(14,553,549)
Change in net assets applicable to common shareholders resulting from operations	(64,406,073)	12,702,855

Net Assets Applicable to Common Shareholders:
Beginning of period	1,440,351,423	1,427,648,568
End of period (including distributions in excess of net investment income of ($24,179,705) and ($1,118,257), respectively)	$1,375,945,350	$1,440,351,423

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Cash Flows (unaudited)

For the Six-Month Period Ended April 30, 2017

Increase/(Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used for) operating activities:
Interest received (excluding discount and premium amortization of $5,677,767)	$52,959,731
Operating expenses paid	(15,462,060)
Dividends paid to Series A Mandatory Redeemable Preferred Shares	(1,031,250)
Payments received from broker for collateral on interest rate swaps	7,195,492
Purchases and sales of short-term portfolio investments, net	(22,551,870)
Purchases of long-term portfolio investments	(493,827,330)
Proceeds from sales of long-term portfolio investments	572,049,416
Realized gains on forward foreign currency exchange contracts closed	1,371,946
Realized losses on interest rate swap transactions	(159,476)
Payments received from broker for futures contracts	565,898
Increase in cash collateral held at broker for China A shares	(105)
Decrease in prepaid expenses and other assets	184,298
Net cash provided from operating activities	101,294,690
Cash flows provided from (used for) financing activities
Decrease in bank loan	(50,000,000)
Issuance of senior secured notes and secured term loans	50,000,000
Repurchase of common stock	(5,446,710)
Dividends paid to common shareholders	(53,018,272)
Change in payable due to custodian	(6,346,246)
Net cash used for financing activities	(64,811,228)
Effect of exchange rate on cash	(32,069,850)
Net increase in cash	4,413,612
Cash at beginning of period	8,241,711
Cash at end of period	$12,655,323

Reconciliation of Net Increase in Net Assets from Operations to Net Cash (Including Foreign Currency) Provided from (Used for) Operating Activities
Net decrease in total net assets resulting from operations	$(5,941,091)
Decrease in investments	53,719,644
Net realized gain on investment transactions	(4,987,514)
Net realized foreign exchange losses	32,027,886
Net change in unrealized appreciation/depreciation on investments	32,297,989
Net change in unrealized foreign exchange gains/losses	(18,783,115)
Decrease in interest receivable	1,216,411
Increase in receivable for investments sold	(20,403,849)
Increase in interest payable on bank loan, senior secured notes and term loans	299,622
Decrease in dividend payable to preferred shares	(32,335)
Net change in variation margin on future contracts	1,226,785
Net decrease in other assets	184,298
Increase in payable for investments purchased	28,032,188
Change in interest receivable/payable for closed interest rate swaps	4,164,692
Payments received from broker for interest rate swaps	230,883
Payments made to broker for futures contracts	(1,305,831)
Increase in cash collateral at broker for China A shares	(105)
Increase in prepaid expenses in connection with revolving credit facility, senior secured notes, term loans and Series A Preferred Shares	(412,665)
Decrease in accrued expenses and other liabilities	(239,203)
Total adjustments	107,235,781
Net cash provided from operating activities	$101,294,690

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights

	For the Six-Month Period Ended April 30, 2017 (unaudited)	For the Fiscal Years Ended October 31,
		2016	2015	2014	2013		2012
Per Share Operating Performance(a):
Net asset value per common share, beginning of period	$5.69	$5.57	$6.58	$6.89	$7.78		$7.48
Net investment income	0.12	0.24	0.28	0.28	0.30		0.36
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	(0.14)	0.29	(0.88)	(0.18)	(0.77)		0.36
Total from investment operations applicable to common shareholders	(0.02)	0.53	(0.60)	0.10	(0.47)		0.72
Distributions to common shareholders from:
Net investment income	(0.21)	(0.24)	(0.40)	(0.42)	(0.42)		(0.42)
Tax return of capital	–	(0.18)	(0.02)	–	–		–
Total distributions to shareholders	(0.21)	(0.42)	(0.42)	(0.42)	(0.42)		(0.42)
Capital Share Transactions:
Impact due to open market repurchase policy (Note 7)	–	0.01	0.01	0.01	–		–
Total capital share transactions	–	0.01	0.01	0.01	–		–
Net asset value per common share, end of period	$5.46	$5.69	$5.57	$6.58	$6.89		$7.78
Market value, end of period	$5.00	$4.92	$4.75	$5.88	$6.44		$7.90

Total Investment Return Based on(b):
Market value	6.09%	12.90%	(12.38% )	(2.17% )	(13.37%	)	20.47%
Net asset value	0.18%	11.35%	(8.19% )	2.33%	(5.89%	)(c)	9.92% (c)

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(d):
Net assets applicable to common shareholders, end of period (000 omitted)	$1,375,945	$1,440,351	$1,427,649	$1,718,944	$1,842,470		$2,042,337
Average net assets applicable to common shareholders (000 omitted)	$1,373,802	$1,433,905	$1,549,308	$1,771,852	$1,953,410		$1,965,038
Net operating expenses	2.36% (f)	2.23%	2.15% (e)	1.97%	1.50%		1.38%
Net operating expenses, excluding interest expense and distributions to Series A Mandatory Redeemable Preferred Shares	1.16% (f)	1.14%	1.14% (e)	1.09%	1.03%		1.01%
Net investment income	4.40% (f)	4.30%	4.65%	4.14%	4.07%		4.85%
Portfolio turnover	25%	52%	45%	49%	42%		38%
Leverage (senior securities) outstanding (000 omitted)	$525,000	$525,000	$525,000	$550,000	$550,000		$600,000
Leverage (preferred stock) outstanding (000 omitted)	$50,000	$50,000	$50,000	$50,000	$50,000		$–
Asset coverage ratio on long-term debt obligations at period end(g)	372%	384%	381%	422%	444%		440%
Asset coverage per $1,000 on long-term debt obligations at period end	$3,716	$3,839	$3,815	$4,216	$4,441		$4,404
Asset coverage ratio on total leverage at period end(h)	339%	350%	348%	386%	407%		–
Asset coverage per share on total leverage at period end	$3,393	$3,505	$3,483	$3,862	$4,071		$–

Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights (concluded)

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(d)	Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. For the six-month period ended April 30, 2017 and fiscal years ended October 31, 2016, 2015, 2014, 2013 and 2012, the ratios of net investment income before preferred stock dividends to average net assets of common shareholders were 4.54%, 4.16%, 4.79%, 4.26%, 4.10% and 4.85%, respectively.
(e)	The expense ratio includes a one-time expense associated with the August 2011 shelf offering costs attributable to the registered but unsold shares that expired in August 2014.
(f)	Annualized.
(g)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Series A Mandatory Redeemable Preferred Shares, for investment purposes by the amount of any long-term debt obligations, which includes the senior secured notes, revolving credit facility and term loans.
(h)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Series A Mandatory Redeemable Preferred Shares, for investment purposes by the amount of any borrowings.

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2017

1. Organization

Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. To achieve its investment objectives, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Asian debt securities, Australian debt securities and New Zealand debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) upon 60 days’ prior written notice to shareholders. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

The Fund may invest up to 80% of its total assets, plus the amount of any borrowings for investment purposes, in “Asian debt securities,” which include: (1) debt securities of Asian Country (as defined below) issuers, including securities issued by Asian Country governmental entities, as well as by banks, companies and other entities which are located in Asian Countries, whether or not denominated in an Asian Country currency; (2) debt securities of other issuers denominated in, or linked to, the currency of an Asian Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asian Country; (3) debt securities issued by entities which, although not located in an Asian Country, derive at least 50% of their revenues from Asian Countries or have at least 50% of their assets located in Asian Countries; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in an Asian Country, provided that the debt securities are guaranteed by the parent entity located in the Asian Country. With reference to items (3) and (4) above, Asian debt securities may be denominated in an Asian Country currency or in Australian, New Zealand or U.S. Dollars. The maximum country exposure to any one Asian Country (other than Korea) is limited to 20% of the Fund’s total assets and the maximum currency exposure to any one Asian Country currency (other than Korea) is limited to 10% of the Fund’s total assets. The maximum country exposure for Korea is limited to 40% of the Fund’s total assets, and the maximum currency exposure for Korea is limited to 25% of the Fund’s total assets.

“Asian Countries” (each, an “Asian Country”) include Bangladesh, China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Taiwan, Thailand, Vietnam, Sri Lanka, Kazakhstan and Mongolia, and such other countries on the

Asian continent approved for investment by the Board upon the recommendation of Aberdeen Asset Management Asia Limited, the Fund’s investment manager (“AAMAL” or the “Investment Manager”).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair Value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size and the strategies employed by the Fund’s investment adviser generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller “odd lot” sizes which may be effected at lower or higher prices than institutional round lot trades. If there are no current day bids, the security is valued at the previously applied bid. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund; a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), which has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value (“NAV”). Registered investment companies are valued at their net asset value as reported by such company. Generally, these investment types are categorized as Level 1 investments.

Derivatives are valued at fair value. Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable, the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs. The three-level hierarchy of inputs is summarized below:

Level 1 –  quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs

Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.

Forward foreign currency contracts	Forward exchange rate quotations.

Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Fixed Income Investments
Corporate Bonds	$–	$907,838,343	$–	$907,838,343
Government Bonds	–	974,009,878	–	974,009,878
Total Fixed Income Investments	–	1,881,848,221	–	1,881,848,221
Short-Term Investment	31,508,385	–	–	31,508,385
Total Investments	$31,508,385	$1,881,848,221	$–	$1,913,356,606
Other Financial Instruments
Futures Contracts	$1,016,457	$–	$–	$1,016,457
Forward Foreign Currency Exchange Contracts	–	2,889,719	–	2,889,719
Interest Rate Swap Agreements	–	3,373,479	–	3,373,479
Total Other Financial Instruments	$1,016,457	$6,263,198	$–	7,279,655
Total Assets	$32,524,842	$1,888,111,419	$–	$1,920,636,261
Liabilities
Other Financial Instruments
Futures Contracts	$(2,506,173)	$–	$–	$(2,506,173)
Forward Foreign Currency Exchange Contracts	–	(1,553,113)	–	(1,553,113)
Total Liabilities	$(2,506,173)	$(1,553,113)	$–	$(4,059,286)

Amounts listed as “–” are $0 or round to $0.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. For the six-month period ended April 30, 2017, there were no transfers between Levels 1, 2, or 3. For the six-month period ended April 30, 2017, there were no significant changes to the fair valuation methodologies.

b. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the “Valuation Time,” as provided by an independent pricing service approved by the Board. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)	purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency, interest rate and credit risk and as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies.

The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the six-month period ended April 30, 2017, the Fund used forward contracts to hedge and efficiently manage Australian and certain Asian currency exposure.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Futures Contracts:

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes, however, in those instances, (a) either the aggregate initial margin and premiums required to establish the Fund’s position may not exceed 5% of the Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract into which it has entered into, or (b) the aggregate net notional value of the Funds’ position may not exceed 100% of the Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract which it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

as initial margin. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statement of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. During the six-month period ended April 30, 2017, the Fund used U.S. Treasury futures to efficiently manage U.S. interest rate exposure and hedge the U.S. interest rate risk.

There are significant risks associated with the Fund’s use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of the Fund’s investment adviser and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by the Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.

Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, the Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain or loss equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, the Fund may be required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.

The rights and obligations of the parties to a swap are memorialized in either an International Swap Dealers Association, Inc. Master Agreement (“ISDA”) for OTC Swaps or a futures agreement with an OTC addendum for Cleared Swaps (“Clearing Agreement”). These agreements are with certain counterparties whose creditworthiness is monitored on an ongoing basis by risk professionals. Both the ISDA and Clearing Agreement maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of default or termination by one party may give the other party the right to terminate and settle all of its contracts.

Entering into swap agreements involves, to varying degrees, elements of credit, market and interest risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

agreement. The Fund’s maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Fund to cover the Fund’s exposure to the counterparty.

Interest Rate Swaps

The Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between the Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from the Fund and changes in the value of swap contracts are recorded as unrealized gains or losses. During the six-month period ended April 30, 2017, the Fund used interest rate swaps to hedge the interest rate risk on the Fund’s Revolving Credit Facility (as defined in Note 9 below).

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of April 30, 2017:

	Asset Derivatives		Liability Derivatives
	Sixth-Month Period Ended April 30, 2017		Sixth-Month Period Ended April 30, 2017
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swaps (interest rate risk)	Variation margin receivable for centrally cleared interest rate swaps	$–	Variation margin payable for centrally cleared interest rate swaps	$74,423

Interest rate swaps (interest rate risk)	Unrealized appreciation on over-the-counter interest rate swaps	10,906	Unrealized depreciation on over-the-counter interest rate swaps	–

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	2,889,719	Unrealized depreciation on forward currency exchange contracts	1,553,113

Futures contracts (interest rate risk)	Variation margin receivable for futures contracts	1,016,457	Variation margin payable for futures contracts	2,506,173
Total		$3,917,082		$4,133,709

Amounts listed as “–” are $0 or round to $0.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of April 30, 2017 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount (3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount (3)
		Assets				Liabilities
Forward foreign currency (2)
Credit Suisse	$–	$–	$–	$–	$38,027	$–	$–	$38,027
Goldman Sachs	2,575,500	(1,354,304)	–	1,221,196	1,354,304	(1,354,304)	–	–
Royal Bank of Canada	5,195	–	–	5,195	–	–	–	–
Standard Chartered Bank	53,567	(53,567)	–	–	160,782	(53,567)	–	107,215
State Street	336	–	–	336	–	–	–	–
UBS	255,121	–	–	255,121	–	–	–	–
Interest rate swaps (2)
Barclays Bank	$10,906	$–	$–	$10,906	$–	$–	$–	$–

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instruments (swaps and forwards) which are not subject to a master netting arrangement across funds, or another similar arrangement.
3.	Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting arrangements with the same legal entity.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2017:

Derivatives not accounted for as hedging instruments under Statement 133(a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
	Realized/Unrealized Gain/(Loss) from Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies

Interest rate swaps (credit risk)		$(159,476)	$2,799,917

Forward foreign exchange contracts (foreign exchange risk)		1,371,651	(560,826)

Futures contracts (interest rate risk)		1,871,729	(1,226,785)
Total		$3,083,904	$1,012,306

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2017. The table below summarizes the weighted average values of derivatives holdings for the Fund during the six-month period ended April 30, 2017.

Derivative	Average Notional Value
Purchase Forward Foreign Currency Contracts	$296,669,926
Sale Forward Foreign Currency Contracts	393,751,621
Long Futures Contracts	163,316,667
Short Futures Contracts	151,716,667
Interest Rate Swaps	100,000,000

e. Bank Loans:

The Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participants. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

The Fund may also enter into, or acquire participation in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

As of April 30, 2017, the Fund held no unfunded commitments or bridge loans.

f. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

g. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

Distributions to Series A Mandatory Redeemable Preferred Shares (the “Series A MRPS”) shareholders are accrued daily and paid quarterly based on an annual rate of 4.125%. The Fund may not pay distributions to its preferred shareholders unless (i) the pro forma asset coverage ratios for the Series A MRPS, as calculated in accordance with the Fitch Ratings total and net overcollateralization

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

tests per the ‘AA’ rating guidelines outlined in Fitch Rating’s closed-end fund criteria, is in excess of 100%, and (ii) the Fund’s asset coverage ratios for the Series A MRPS, as calculated in accordance with the 1940 Act is in excess of 225%. The character of distributions to Series A MRPS shareholders made during the fiscal year may differ from their ultimate characterization for federal income tax purposes. For tax purposes, the Fund’s distributions to Series A MRPS shareholders for the six-month period ended April 30, 2017 were 100% net investment income.

h. Federal Income Taxes:

For U.S. federal income purposes, the Fund is comprised of a separately identifiable unit called Qualified Business Unit (“QBU”) (see the Internal Revenue Code of 1986, as amended (“IRC”) section 987). The Fund has operated with a QBU for U.S. federal income purposes since 1990. The home office of the Fund is designated as the United States and of the QBU is Australia with a functional currency of Australian dollar. The securities held within the Fund reside within either the QBU or the home office depending on certain factors including geographic region. As an example, New Zealand and Indonesian securities reside within the Australian QBU. When sold, Australian dollar denominated securities within the Australian QBU generate capital gain/loss (which are translated for U.S. federal income tax purposes into U.S. Dollars based on the weighted average exchange rate for the period) but not currency gain/loss. When a New Zealand security is sold within the Australian QBU, the sale generates capital gain/loss as well as currency gain/loss based on the currency exchange between the New Zealand dollar and the Australian dollar.

Currency gain/loss related to currency exchange between the U.S. Dollar and the QBU functional currency is generated when money is transferred from a QBU to the home office. The currency gain/loss would result from the difference between the current exchange rate and the fiscal year to date average exchange rate until which profits are utilized and the pooled U.S. Dollar basis in the QBU (which is generally computed based on the currency exchange rates from when money was transferred into such QBU and from gain/losses generated within such QBU based on the weighted average exchange rates for the periods such gain/loss was recognized). Based on the QBU structure, there may be sizable differences in the currency gain/loss recognized for U.S. federal income tax purposes and what is reported within the financial statements under GAAP. As of the Fund’s fiscal year-end, the calculation of the composition of distributions to shareholders is finalized and reported in the Fund’s annual report to shareholders.

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

i. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

j. Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash at brokers in segregated accounts for financial futures contracts because it is designated as collateral.

k. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. To the extent the Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Statements of Investments.

3. Agreements and Transactions with Affiliates

a. Investment Manager, Investment Adviser, and Investment Sub-Adviser:

AAMAL serves as investment manager to the Fund, pursuant to a management agreement. Aberdeen Asset Management Limited (the “Investment Adviser”) serves as the investment adviser and Aberdeen Asset Managers Limited (“AAML” or the “Sub-Adviser”) serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively, with the Investment Manager. The Investment Manager, the Investment Adviser and the Sub-Adviser (collectively, the “Advisers”) are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it. The Investment Adviser and Sub-Adviser are paid by the Investment Manager, not the Fund.

The management agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, 0.55% of Managed Assets between $500 million and $900 million, 0.50% of Managed Assets between $900 million and $1.75 billion and 0.45% of Managed Assets in excess of $1.75 billion. Managed Assets is defined in the management agreement to mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

For the six-month period ended April 30, 2017, AAMAL earned $5,179,382 from the Fund for investment management fees.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, is the Fund’s Administrator pursuant to an agreement under which AAMI receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the six-month period ended April 30, 2017, AAMI earned $1,090,235 from the Fund for administration fees.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and pays third parties to provide enhanced investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are capped by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI, among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

During the six-month period ended April 30, 2017, the Fund incurred investor relations fees of approximately $190,923. For the six-month period ended April 30, 2017, AAMI did not waive any investor relations fees because the Fund did not reach the capped amount.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2017, were $461,476,749 and $511,279,253, respectively.

5. Capital

The authorized capital of the Fund is 400 million shares of $0.01 par value common stock. During the six-month period ended April 30, 2017, the Fund repurchased 1,135,695 shares pursuant to its Open Market Repurchase Program, see Note 6 for further information. As of April 30, 2017, there were 252,130,824 shares of common stock issued and outstanding.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund’s website on a monthly basis.

For the six-month period ended April 30, 2017 and fiscal year ended October 31, 2016, the Fund repurchased 1,135,695 and 3,042,619 shares, respectively, through this program.

7. Preferred Shares

At April 30, 2017, the Fund had 2,000,000 shares of Series A MRPS outstanding with an aggregate liquidation preference of $50,000,000 ($25.00 per share). The following table shows the mandatory redemption date, annual fixed rate, aggregate liquidation preference and estimated fair value of the Series A MRPS at April 30, 2017.

Mandatory Redemption Date	Annual Fixed Rate	Aggregate Liquidation Preference	Estimated Fair Value
June 27, 2023	4.125%	$50,000,000	$50,589,407

Holders of the Series A MRPS are entitled to receive quarterly cumulative cash dividend payments on the first business day following each calendar quarter at an annual fixed rate of 4.125% until maturity. The Series A MRPS were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. Distributions are accrued daily and paid quarterly and are presented in the Statement of

Assets and Liabilities as a dividend payable to preferred shareholders. For the six-month period ended April 30, 2017, the Fund paid $998,915 in distributions to preferred shareholders.

The Series A MRPS rank senior to all of the Fund’s outstanding shares of common stock and on a parity with shares of any other series of preferred stock as to the payment of dividends to which the shares are entitled and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

The estimated fair value of Series A MRPS was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate plus a market spread for the issuance of preferred shares.

The Series A MRPS are redeemable in certain circumstances at the option of the Fund. The Series A MRPS are also subject to mandatory redemption, unless otherwise prohibited by the 1940 Act, if the Fund fails to maintain (1) asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 225%, with respect to all outstanding preferred stock, as of the last day of any month or (2) eligible assets with an aggregate agency discounted value at least equal to the basic maintenance amount as provided in the Fund’s rating agency guidelines. As of April 30, 2017, the Fund was in compliance with the asset coverage and basic maintenance requirements of the Series A MRPS.

Except for matters which do not require the vote of the holders of the Series A MRPS under the 1940 Act and except as otherwise provided in the Fund’s Charter or Bylaws, or as otherwise required by applicable law, holders of the Series A MRPS have one vote per share and generally vote together with holders of common stock as a single class on all matters submitted to the Fund’s stockholders. The holders of the Series A MRPS, voting separately as a single class, have the right to elect at least two directors of the Fund.

8. Senior Secured Notes

At April 30, 2017, the Fund had $250,000,000 in aggregate principal amount of senior secured notes rated ‘AAA’ by Fitch Ratings outstanding ($100,000,000 in 3.05% Series A Senior Secured Notes due June 12, 2020, $100,000,000 in 3.69% Series B Senior Secured Notes due June 12, 2023 and $50,000,000 in 3.87% Series C Senior Secured Notes Due February 8, 2032) (collectively, the “Notes”). The Notes are secured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank senior to all unsecured and unsubordinated indebtedness and senior to any common or preferred stock pari passu in priority and security with all

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

other secured indebtedness. Holders of the Notes are entitled to receive cash interest payments semi-annually until maturity. The Series A Notes, the Series B Notes and the Series C Notes accrue interest at annual fixed rates of 3.05%, 3.69% and 3.87%, respectively.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system.

The Notes may be prepaid in certain limited circumstances at the option of the Fund. The Notes are also subject to optional prepayment to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by the terms of the Notes and is not able to cure the coverage deficiency by the applicable deadline.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value for each series of Notes outstanding at April 30, 2017.

Series	Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
Series A	June 12, 2020	3.05%	$100,000,000	$100,900,757
Series B	June 12, 2023	3.69%	$100,000,000	$102,262,117
Series C	February 8, 2032	3.87%	$50,000,000	$51,943,560

9. Credit Facility

On April 7, 2017, the Fund renewed its credit agreement providing for a $100,000,000 senior secured revolving credit loan facility (the “Revolving Credit Facility”) with a syndicate of banks with Bank of America Merrill Lynch, N.A., acting as administrative agent. On June 12, 2013 the Fund entered into a term loan agreement (the “Term Loan Agreement”) providing for $200,000,000 of senior secured term loans (the “Term Loan Facility”) from Bank of America, N.A. At April 30, 2017, the Fund had $75,000,000 outstanding under the Revolving Credit Facility and $200,000,000 outstanding under the Term Loan Facility. Under the terms of the Revolving Credit Facility and the Term Loan Agreement and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings.

For the six-month period ended April 30, 2017, the average interest rate on the Revolving Credit Facility was 1.77% and the average balance of the Revolving Credit Facility was $88,674,033. Pursuant to the Term Loan Agreement, the Term Loan Facility consists of two separate facilities: $100,000,000 term loan facility which accrues interest at 2.80% per annum (the “Term A Facility”) and a $100,000,000 term loan facility which accrues interest at 2.38% per annum (the “Term B Facility”). On December 14, 2015 this term loan was extended to December 14, 2019. The rate prior to this renewal was 2.16%. The average rate on the Term B Facility for the six-month period ended April 30, 2017 was 2.38%.

For the six-month period ended April 30, 2017, the average interest rate on the Term Loan Facility was 2.59% and the average balance of the Term Loan Facility was $200,000,000. The interest expense is accrued on a daily basis and is payable on a monthly basis or on the last date of the respective LIBOR period, as applicable, for the Revolving Credit Facility, and payable on the last business day of each March, June, September and December and the maturity date for the Term Loan Facility.

The estimated fair value of each Term Loan Facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value for each Term Loan Facility outstanding as of April 30, 2017.

Series	Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
Term A Facility	June 12, 2018	2.80%	$100,000,000	$101,884,658
Term B Facility	December 14, 2019	2.38%	$100,000,000	$100,502,653

The Revolving Credit Facility has a term of 3-years and is not a perpetual form of leverage; there can be no assurance that the Revolving Credit Facility will be available for renewal on acceptable terms, if at all. The Term A Facility has a 5-year term. The Term B Facility, which initially had a 3-year term, was recently extended to December 14, 2019. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the Revolving Credit Facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

The estimated fair value of the Revolving Credit Facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value outstanding as of April 30, 2017.

Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
April 7, 2020	2.02%	$75,000,000	$73,575,112

10. Risks of Leveraged Capital Structure

The amounts borrowed under the Revolving Credit Facility, the Term Loan Facility and the Notes and other funds obtained through various forms of leverage, including the Series A MRPS, may be invested to return higher rates than the rates pursuant to which interests or dividends are paid under such forms of leverage. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the Revolving Credit Facility, the Term Loan Facility and the Notes may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is limited in its ability to declare dividends or other distributions under the terms of the various forms of leverage. In the event of an event of default under either the Revolving Credit Facility or Term Loan Facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. In the event of an event of default under the Note Purchase Agreement, the holders of the Notes have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund).

Each of the Revolving Credit Facility Agreement, the Term Loan Agreement, the Note Purchase Agreement or the Securities Purchase

Agreement relating to the Series A MRPS includes usual and customary covenants for the applicable type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser, or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of any and/or all of the forms of leverage. As of April 30, 2017, the Fund was in compliance with all covenants under the agreements relating to the various forms of leverage.

During the six-month period ended April 30, 2017, the Fund incurred fees of approximately $335,089 for the Revolving Credit Facility, Term Loan Facility and Notes.

11. Portfolio Investment Risks

a. Credit and Market Risk:

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

b. Interest Rate Risk:

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

The Fund may be subject to a greater risk of rising interest rates due to current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

c. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Advisers are unsuccessful.

d. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

e. Risks Associated with Mortgage-backed Securities:

The value of mortgage-backed securities can fall if the owners of the underlying mortgages default or pay off their mortgages sooner than expected, which could happen when interest rates fall.

f. High-Yield Bonds and Other Lower-Rated Securities Risk

The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

12. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

13. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2017 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$1,892,870,695	$36,593,040	$(16,107,129)	$20,485,911

14. Recent Accounting Pronouncement

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Fund’s financial statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2017

15. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of April 30, 2017, other than those listed below.

On May 9, 2017 and June 9, 2017, the Fund announced that it will pay on May 26, 2017 and June 27, 2017, a distribution of US $0.035 per share to all shareholders of record as of May 19, 2017 and June 20, 2017, respectively.

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited)

Meeting of Shareholders

The Annual Meeting of Shareholders was held on Thursday, March 30, 2017 at 1735 Market Street, 32nd Floor, Philadelphia, PA. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect one director to serve as a Class II director for a three-year term or until his successor is duly elected and qualify:

	Votes For	Votes Against	Votes Withheld
P. Gerald Malone	189,902,884	17,732,116	3,966,942

2. To elect one director to serve as a preferred share director for a three-year term or until his successor is duly elected and qualify:

	Votes For	Votes Against	Votes Withheld
Peter D. Sacks	2,000,000	0	0

Directors whose term of office continued beyond the meeting are as follows: Martin J. Gilbert, William J. Potter, John T. Sheehy and Neville J. Miles.

Aberdeen Asia-Pacific Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

John T. Sheehy

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Joseph Andolina, Vice President – Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Kenneth Akintewe, Vice President

Nicholas Bishop, Vice President

Siddharth Dahiya, Vice President

Thomas Drissner, Vice President

Martin J. Gilbert, Vice President

Alan Goodson, Vice President

Bev Hendry, Vice President

Lin-Jing Leong, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 10, 255 George Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Managers Limited

Bow Bells House, 1 Bread Street

London United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

PO Box 30170

College Station, TX 77842-3170

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of April 30, 2017, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

The common shares of Aberdeen Asia-Pacific Income Fund, Inc. are traded on the NYSE MKT Equities Exchange under the symbol “FAX”. Information about the Fund’s net asset value and market price is available at www.aberdeenfax.com

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Asia-Pacific Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the Fund. NAV is the value of an entity’s assets less the value of its liabilities. The market price is the current price at which an asset can be bought or sold. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results.
In the United States, Aberdeen Asset Management is the marketing name for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd, Aberdeen Asset Management Asia Ltd and Aberdeen Capital Management, LLC. Excluding Aberdeen Capital Management LLC, each of these advisers are wholly owned by Aberdeen Asset Management PLC. Aberdeen Capital Management LLC is a wholly-owned subsidiary of Aberdeen Asset Management Inc. “Aberdeen” is a U.S. registered service mark of Aberdeen Asset Management PLC.
FAX-SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b) The Registrant is managed by Aberdeen’s Asia-Pacific fixed income team. The Asia-Pacific fixed income team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Registrant.

Effective March 15, 2017, Lin-Jing Leong replaced Victor Rodriguez as part of the team having the most significant responsibility for the day-to-day management of the Registrant’s portfolio which includes Kenneth Akintewe, Nick Bishop, David Choi, Lin-Jing Leong and Adam McCabe.

(1)	The information in the table below is as of July 5, 2017.

Individual & Position	Services Rendered	Past Business Experience
Lin-Jing Leong	Responsible for Asian fixed income	Currently, Investment Manager on the Asian local rates and currency team. She joined Aberdeen in 2013 from the Reserve Management Section of the Central Bank of Malaysia where she specialized in the Asian local currency bond market.

(2) The information in the table below is as of March 31, 2017.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Lin-Jing Leong	Registered Investment Companies	1	$ 20.10	0	$ 0
	Pooled Investment Vehicles	18	$ 897.46	0	$ 0
	Other Accounts	3	$ 60.90	0	$ 0

Total assets are as of March 31, 2017 and have been translated to U.S. dollars at a rate of £1.00 = $1.25.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC (together “Aberdeen”), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Registrant also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Registrant and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Registrant from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, Aberdeen will deliver model changes subsequent to commencing trading on behalf of our discretionary accounts. Model changes are typically delivered on a security by security basis. The timing of such delivery is determined by Aberdeen and will depend on the anticipated market impact of trading. Market impact includes, but is not limited to, factors such as liquidity and price impact. When minimal market impact is anticipated, we typically deliver security level model changes after such time when approximately two-thirds of our full discretionary order has been executed. Although we anticipate delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, we may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion. With respect to securities for which we anticipate a more significant market impact, we intend to withhold model deliver changes until such time when the entire discretionary order has been fully executed. Anticipated market impact on any given security is determined at the sole discretion of Aberdeen based on prior market experience and current market conditions. Actual market impact may vary significantly from anticipated market impact. Notwithstanding the aforementioned, we may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

Aberdeen does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of Aberdeen’s discretionary account trading, Aberdeen may compete against these clients in the market when attempting to execute its orders for its discretionary accounts. As a result, our discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

Aberdeen does not currently have any model delivery clients in the Registrant’s strategy but may in the future. Investment decisions for other strategies that have model delivery clients, however, may cause the Registrant to compete against such model delivery clients that hold and trade in a same security as the Registrant.

(3)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and considering market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year—January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of April 30, 2017
Lin-Jing Leong	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2016 through November 30, 2016	298,139	$4.81	298,139	25,296,838
December 1, 2016 through December 31, 2016	353,042	$4.73	353,042	24,943,796
January 1, 2017 through January 31, 2017	249,553	$4.75	249,553	24,694,243
February 1, 2017 through February 28, 2017	59,364	$4.86	59,364	24,634,879
March 1, 2017 through March 31, 2017	175,597	$4.82	175,597	24,459,282
April 1, 2017 through April 30, 2017	0	$0.00	0	24,459,282
Total	1,135,695	$4.00	992,523	-

1 The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.01 per share, on the open market during any 12 month period.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2017, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits 12(c)(1), 12(c)(2), 12(c)(3), 12(c)(4), 12(c)(5), 12(c)(6) and 12(c)(7), as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Asia-Pacific Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: July 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: July 5, 2017

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: July 5, 2017

EXHIBIT LIST

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12(c)(1), 12(c)(2), 12(c)(3), 12(c)(4), 12(c)(5), 12(c)(6) and 12(c)(7) – Distribution notice to stockholders